Fluoro Pharma

Enabling Personalized Medicine
Through Precision Diagnostics
(OTCQB:FPMI)

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

FluoroPharma At-a-Glance

THE COMPANY	• Founded in 2003 in Boston with technology licensed from Massachusetts General Hospital
CORE EXPERTISE	• Next generation molecular imaging drugs for diagnostic testing
TWO ACTIVE CARDIAC IMAGING PROGRAMS FOR PET IMAGING	• BFPET → Cardiac blood flow • CardioPET → Cardiac viability assessment
CLINICAL BENEFITS	• Expand the assessment of myocardial health • Higher diagnostic accuracy • Alternative to invasive procedures
PATIENT MANAGEMENT	• Evaluate cardiac diseases at the cellular and molecular level

1 in 3

...People will die of heart disease



Every 34 seconds

...A new heart attack occurs





Every 3 seconds

...A cardiac perfusion scan is performed



- ***69%** of US adults are overweight or obese*
- *Only **50%** of Americans meet physical activity guidelines*
- *More than **100 million** US adults have high cholesterol*
- ***80 million** US adults have high blood pressure*
- *Cardiovascular procedures and operations increased **28%** from 2000 to 2010*

American Heart Association

Circulation 2015;131:e29-e322



KEY FACTS – US AND WW:

WHO: "Neglected Global Epidemic"

- 16.7 M deaths WW: 1/3 of all deaths, 78% from low / middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths US: top cause (38.5%)

KEY UNMET NEEDS:

- Get closer to the disease source – Early detection &
- Appropriate treatment selection to manage escalating costs


Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

Heart Failure is Reaching Epidemic Proportions

Fluoro Pharma

- ~70% of HF is driven by ***ischemic heart disease***
- The average life expectancy after HF diagnosis is ***8 years****, but* ***50% die within 5***
- HF prevalence is expected ***to increase 46%*** from 2012 to 2030
- Total cost in 2012 was ***$30.7 billion***; Hospitalization rates are increasing in ***patients under 65 years of age***


$ Billion
HF Cost, US
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
127%
HF Cost
2012
2030

Figure 3. Percent change in congestive heart failure hospitalization rates, by sex and age: United States, 2000 to 2010


Females
Males
30
20
10
0
-10
-20
-30
-40
-50
Percent change
8
†21
†–44
–24
†–27
–5
†–17
7
Under 65
65–74
75–84
85 and over
Age in years

† Change from 2000 to 2010 was statistically significant at the 0.05 level using a weighted least squares regression method to measure linear trends over time. Data for every year were included in this test.
SOURCE: CDC/NCHS, National Hospital Discharge Survey, 2000–2010.

FluoroPharma Medical Inc. Development Portfolio

Fluoro Pharma

BFPET (18-F FTPP)

Potential to become the new "standard" for measuring cardiovascular blood flow

- **12 million potential patients**
- For use in combination with stress-testing in patients with presumptive chronic CAD
- To replace SPECT in institutions with PET capability

- Phase 1 (US)
- Phase 2 (US)
- U.S. patent through 2025

Perfusion images



CardioPET (18-F FCPHA)

For diagnosis of acute and chronic CAD

- **17 million potential patients**
- Detects regions of fatty acid uptake for metabolism
- Modified fatty acid (MFA) designed to optimize imaging
- Similar to a compound used clinically in Japan

- Phase 1 (US)
- Phase 2 (Europe; closed)
- U.S. patent through 2025

3D Images from CAD subject



Positron Emission Tomography: Basic Principle


Coincidence
Processing Unit
Sinogram/
Listmode Data
Annihilation
Image Reconstruction



http://en.wikipedia.org/wiki/Image:PET-schema.png, Positron Imaging Partners

Molecular Imaging Allows 3D Visualization of the Heart



Patrick J. Lynch, 2006


01001
53 yo Male
Mid-HLA
Mid-VLA
R76 gated (AC)
Perfusion
Anterior
Base
Apex
Inferior
Gating Frame
APEX
ANT
SEP
INF
LAT
BASE
RAO
LAO
LPO

Coronary Artery Disease (CAD) Treatment Flow Model



Origination
Evaluation
Therapy Choice
Undiagnosed CAD Patient
~20 MM
• Symptoms include : Chest pain, shortness of breadth, heart attack.
General / Family / Other Physician Type
Internist/ General Cardiologist
Pretest probability of CAD

Source: www.cdc.gov. Accessed November, 2011. Source: The Myocardial Perfusion Study Market Guide, Jul - Dec 2008 & Jan - Jun 2009, USA. Produced by AMR Inc., Malvern PA.

Patients With Known or Suspected CAD: Decision Tree

Stress/Rest Imaging ± Viability Imaging
- Stress induced ischemia
- Hibernation, Stunning
- LV function

More invasive

Revascularization (PCI, CABG)

Less invasive

Risk Factor Modification, Medical Therapy

Adapted from Bax JJ et al. *Heart*. 2004;90(Suppl V):v26-v33.

MYOCARDIAL PERFUSION IMAGING

- Evaluate patients with known or suspected CAD
- Evaluate CAD in patients that can tolerate exercise as well as pharmacologic stress

CURRENT DIAGNOSTIC TEST

- Perfusion imaging with SPECT tracers (e.g. Tc-99m sestamibi,Tc-99m tetrofosmin, Tl-201) or PET (Rb-82)

CLINICAL NEED

- >12 million diagnostic perfusion examinations at $1,400 performed annually in the U.S.
- SPECT imaging has ~75% diagnostic accuracy
- 10% of "normal" SPECT patients were found to be "abnormal" on PET*
- Rb-82 has some advantages, but a limited global footprint and high initial costs versus SPECT

"40-50% of perfusion scans should be done with PET based on pretest conditions"

→

Greatest medical needs are for patients who are young, female or overweight

Source: Frost & Sullivan 2008

* SNM 2010 annual meeting highlights

BFPET Phase 1 Observations

Fluoro Pharma

Assessment of critical elements for a cardiac tracer

Phase I trial for BFPET (US)
▪ Patients: 12 healthy volunteers ages 20-85 ▪ No adverse events ▪ No clinically significant changes noted in follow-up clinical and laboratory testing ▪ BFPET images have higher resolution than gold standard on a qualitative basis

...demonstrated excellent perfusion imaging properties.



▪ Rapid extraction from blood
▪ Stable heart uptake over time
▪ High target-to-background ratios
▪ Early or late imaging window
▪ Low whole-body effective dose
37
R/A
L/P

BFPET IIT Study

Fluoro Pharma



Source: Investigator Initiated Trial; PLA 301, Beijing, China. Images courtesy of Dr. Tien

BFPET images demonstrated higher resolution than market-standard SPECT on a qualitative basis

SPECT

On SPECT this patient appeared to have a defect…



Stress

Rest

BFPET

…while BFPET clearly showed that this patient's myocardium was actually healthy.


L
R
L
R

Source: Results of investigator-sponsored trial at PLA 301 Hospital in Beijing, China.

Physicians have expressed a strong willingness to utilize BFPET

Fluoro Pharma

*Q: What is your **reaction to the product information** you have read?*


Number of Respondents
30
25
20
15
10
5
0
28
0
2
Positive
Negative
Neutral

*Q: If available, **how likely would you be to use BFPET** to assess myocardial perfusion?*


Number of Respondents
15
10
5
0
US
EU
1
4
1
4
6
5
8
1
Not at all likely
Somewhat likely
Likely
Very likely
Extremely likely

Key Takeaways From Cardiologist and Nuclear Medicine Specialist Responses

- If BFPET were available, respondents would on average use it on 40% of newly presented IHD patients
  - ✓ ***Two clinicians indicated they would use BFPET for 100% of newly presented IHD patients***
- Cardiologists indicated that image accuracy with false positives is a key disadvantage of SPECT
- Respondents reacted positively to using BFPET to identify early Ischemic Heart Disease (IHD)
- Nearly 90% of respondents currently using ^{82}Rb indicated they would be likely to switch from ^{82}Rb to BFPET

Note: IHD = ischemic heart disease; FRS = Framingham risk score
Source: Blinded survey of 30 cardiologists and nuclear medicine specialists in the US, Germany, France, and the UK. Conducted by Black Swan Analysis. January 2013.

The BFPET Opportunity: United States

Assumptions		
Market	Procedures	Est. PET Market Size
Myocardial perfusion imaging	12 million	5.0 million




Projected BFPET Scans
MILLIONS
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Year 1
Year 3
Year 5


Projected BFPET Revenue
$ BILLIONS
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Year 1
Year 3
Year 5

Source: Black Swan Analysis 2013, Fluoropharma Market Model Jan 2015

FCPHA (CardioPET) Preliminary Results



18F
5
3
O
OH

Fatty acid analog that detects regions of metabolic insufficiency

PHASE I TRIAL COMPLETED
(15 NHV and 6 CAD patients)

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images visually superior to MPI SPECT



Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI

PHASE II TRIAL: ENROLLMENT COMPLETED

Preliminary Results:
- Well tolerated, safely administered*
- Rapid clearance allows initiation of imaging as soon as 3 minutes post-injection*



* SNMMI 2014 Mid-Winter Meeting , Palm Springs CA
Final analysis ongoing.

CardioPET may provide direction in the evaluation of Acute Coronary Syndrome (ACS)

FluoroPharma

Physicians indicate an unmet need when a patient presents with an equivocal ACS; when the patient has a "strong story" of chest pain and shortness of breath but shows up as negative on initial tests.


Patient Presents to ED With Symptoms Suggestive of ACS
~6.4M
ED Conducts Diagnostic Tests—Patient History, Chest X-Ray, ECG, Biomarkers (Enzymes)
Non-Cardiac Diagnosis
Chronic Stable Angina
Equivocal ACS
Admit to hospital or send home?
Definite ACS
Admit to hospital
~1.6M (25%)
~3.8M 60%
~1.0M 15%

The "do we admit or send the patient home" question is a decision that ED physicians and consulting cardiologists face 3.8 million times every year.

Source: Emergency Department (ED) Visits for Chest Pain and Abdominal Pain: United States, 1999 -2008. NCHS Data Brief; No. 43; September 2010. http://www.cyberounds.com/cmecontent/art311.html?pf=yes.

Cardiac Metabolism

Fluoro Pharma

iREVIEWS

STATE-OF-THE-ART PAPER

Cardiac PET: A Versatile, Quantitative Measurement Tool for Heart Failure Management

Henry Gewirtz, MD
Boston, Massachusetts


Myocardial FA/CHO Fuel Mix
Lipotoxic
Physiological
Glucotoxic

Figure 6. Schematic Representation of Myocardial Use of FA and CHO in the Human Heart

Under physiological conditions, the myocardium employs a mixture of fatty acids (FA) and carbohydrates (CHO) to fuel energy production. Excessive reliance on one or the other is maladaptive and leads to lipotoxicity (FA), glucotoxicity (CHO), or a combined state known as glucolipotoxicity (69).

Fatty Acid Metabolism is at the Intersection of Diabetes and Heart Failure



Diabetes and obesity
Heart failure
↑ FA delivery
Impaired FA oxidation
Intramyocardial lipid overload
↑ PPARα activity
↑ MHC-β
↑ TNF-α
Contractile dysfunction
Cardiac remodeling
© Current Medicine Group



GLOCUOSE
CARE
BLEED
HEALTHCARE
HYPOGLYCEMIA
DIABETES
MELLITUS
INSULIN
HOSPITAL
HEALTH
TREATMENT



Diastolic dysfunction
Systolic dysfunction
Abnormal vasodilation
Endothelial dysfunction
Chronotropic incompetence
Autonomic imbalance
Right ventricular dysfunction
Pulmonary hypertension
Peripheral limitations
Atrial fibrillation

Targets Greatest Areas for Cost Reduction

Fluoro Pharma

Therapeutics aimed to prevent and best treat disease related to diabetes, obesity and heart disease hold greatest promise

Pharmaceuticals enabling personalized, outcomes-driven medicine offer greatest route to reducing the overall costs of healthcare

Medical Concerns that Present Best Targets for Healthcare Cost Reduction*


Diabetes
35%
Obesity
29%
Heart disease
20%
Mental health
5%
Chronic lung disease
4%
End-stage renal disease
3%
Cancer
2%
Alzheimer's disease
1%
Stroke
1%
Base = 289

* Source: HealthLeaders Study of 300 Top Health System Executives 6/11

Phase II CardioPET Data is Emerging

Fluoro Pharma

SNMMI MID-WINTER MEETING
FEBRUARY 6-9, 2014 | PALM SPRINGS, CA

Cliniques universitaires SAINT-LUC UCL BRUXELLES

CardioPET PHASE II STUDY



CardioPET PHASE II STUDY


16
18
25
18
24

CardioPET PHASE II STUDY

UZ LEUVEN

KATHOLIEKE UNIVERSITEIT LEUVEN

Quantification of myocardial perfusion in humans by PET/CT and the fatty acid analogue ^{18}F-FCPHA: a feasibility study

O. Gheysens [1], A. Postnov [1], J. Nuyts [1], K. Van Laere [1], S. Janssens [2], M. Cerqueira [3]

[1] Department of Nuclear Medicine & Molecular Imaging, University Hospital Leuven, Belgium

[2] Department of Cardiology, University Hospital Leuven, Belgium

[3] Department of Nuclear Medicine, Cleveland Clinic, Cleveland, Ohio, USA

Objective: The ^{18}F-labeled fatty acid, *trans*-9(*RS*)-^{18}F-fluoro-3,4(*RS,RS*) methyleneheptadecanoic acid (^{18}F-FCPHA / CardioPET) has completed a Phase I clinical trial evaluating its safety, biodistribution and dosimetry. ^{18}F-FCPHA is currently undergoing Phase II evaluation in patients with known or suspected coronary artery disease (CAD). This tracer may be an imaging agent for myocardial perfusion, hence a sensitive marker to identify myocardial ischemia using PET-CT. In this study, we assessed the feasibility and kinetic modeling of ^{18}F-FCPHA as a perfusion agent.


PET 2-5 minutes
PET 5-10 minutes
PET 10-15 minutes
PET 35-40 minutes
PET 50-60 minutes
SPECT stress-rest

Representative ^{18}F-FCPHA and ^{99m}Tc-MIBI short axis, horizontal and vertical long axis images of a patient with suspected coronary artery. A 60 minute dynamic list mode PET-CT was acquired after injection of 270.4 MBq ^{18}F-FCPHA during dipyridamole stress and different static images were reconstructed. The right panel shows the corresponding stress-rest MPI scan.

J Nucl Med, May 2014; 55: 1770

SNMMI Data on CardioPET Quantitation (2/2)

Fluoro Pharma



Model
$C_P(t)$
K_1
Myo
k_2

One compartment two parameter model used for this study



01-001 (Stress)
01-006 (Rest)
01-002 (Stress)
01-004 (Stress)
01-005 (Rest)
Activity
Time (Sec)

Input functions of individual subjects



Individual global myocardial time activity curves

Static ^{18}F-FCPHA images from 2-8 minutes were compared with corresponding ^{99m}Tc-MIBI SPECT images. Stress ^{18}F-FCPHA images visually revealed perfusion defects in the same areas as SPECT images and time activity curves of normal and pathological areas were compared on a segmental basis. A marked difference could be observed between normal and abnormal segments, both visually and quantitatively.



Defect segment
Normal segment

Myocardial time activity curves per segment based on 17 AHA model of a representative patient.



Flow Rates
Normal
Defect
Flow (K_1, mL/g/min)
0,4
0,3
0,2
0,1
0,0
STRESS
REST

Comparison of perfusion based on 1C2P model in normal and abnormal segments during stress versus rest

Conclusions: This preliminary evaluation suggests that relative and quantitative perfusion measurements may be possible with ^{18}F-FCPHA.

LEUVEN

Preliminary Imaging Performance: PET vs. SPECT

Fluoro Pharma

IMAGES THAT TEACH

A new F-18 labeled PET tracer for fatty acid imaging

Fabian Demeure, MD,[a,b] Manuel D. Cerqueira, MD,[c] Michel Hesse, PhD,[d] David Vancraeynest, MD, PhD,[a,b] and Véronique Roelants, MD, PhD[d,e]

[a] Pôle de Recherche Cardiovasculaire, Institut de Recherche Expérimentale et Clinique, Université catholique de Louvain, Brussels, Belgium
[b] Division of Cardiology, Cliniques Universitaires Saint-Luc, Brussels, Belgium
[c] Department of Nuclear Medicine, Imaging Institute, Cleveland Clinic, Cleveland Clinic Lerner College of Medicine of Case Western Reserve University, Cleveland, OH
[d] Nuclear Medicine Department, Cliniques Universitaires Saint-Luc, Brussels, Belgium
[e] Pôle d'Imagerie moléculaire, Radiothérapie et Oncologie, Institut de Recherche Expérimentale et Clinique, Université catholique de Louvain, Brussels, Belgium

Slice by slice comparison of perfusion SPECT and CardioPET images


Stress SPECT
CardioPET
Rest SPECT
Stress SPECT
CardioPET
Rest SPECT

- *CardioPET images revealed alterations of fatty acid uptake in regions without abnormalities on Tc-99m sestamibi SPECT*
- *Fatty acid uptake and retention may be better understood using the quantitative capabilities of PET*

Coronary angiography


LAD
LCX
LAD
RCA

The extent of the coronary disease was better identified by the CardioPET than by the Tc-99m-Sestamibi perfusion SPECT

Demeure et al, J Nucl Cardiol 2014: doi:10.1007/s12350-014-0012-4

Current studies conducted with N-13 Ammonia, Rubidium-82


Coronary flow, mL/min per g myocardium
2.0
1.5
1.0
0.5
0
Maximum dilatation
Medium metabolism
Low metabolism
Vasodilator reserve
0
20
40
60
80
100
120
140
160
180
Coronary blood pressure, mm Hg
© Current Medicine Group

Auto-regulation keeps blood flow relatively constant despite coronary pressure; responds to metabolic requirements


The Ischemic Flow Action Threshhold
0.9cc/min/gm and CFR 1.7

Figure 7 Coronary Flow Maps and Range of Abnormalities in Coronary Flow Capacity

Quantification of PET perfusion can provide an actionable threshold for severity of diffuse or discreet coronary stenosis

Gould, et al JACC 62; No. 18, 2013

DIAGNOSIS OF CAD AT REST

Evaluate CAD in angina and patients that cannot exercise

CARDIAC VIABILITY ASSESSMENT

Identify patients that may benefit from PCI or revascularization and guide intervention

MYOCARDIAL PERFUSION

CURRENT TREATMENT

Invasive coronary angiography and PCI

CLINICAL NEED

- 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $47,000 performed annually in the U.S. (AHA data, FREEDOM trial)
- COURAGE trial (2,300 subjects) showed that adding PCI to OMT provided no benefit
- Opportunity to reduce more than $25 billion in cost incurred for unnecessary procedures

*"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" ***

*Boden et al, New England Journal of Medicine 2007

** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005

The CardioPET Opportunity: United States

Fluoro Pharma

Commercial Assumptions		
Market	Procedures	Est. PET Market Procedures
CAD diagnosis at rest	3.8 million	.4 million
Cardiac viability assessment	1.6 million	.5 million
Myocardial perfusion imaging	12 million	.6 million


5 – 10 min
15 – 20 min
35 – 40 min
67
67
67
71
71
71

Courtesy of Fabian Demeure, UCL, Belgium

Projected CardioPET Scans


800
700
600
500
400
300
200
100
0
Thousands
Year 1
Year 3
Year 5

Projected CardioPET Revenue


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
Year 1
Year 3
Year 5

Source: Campbell Alliance Analysis, Fluoropharma Market Model Jan 2015

Substantial PET Installed Base in the US ~2800 Scanners Operating at ~40% Capacity

Fluoro Pharma

Cardiac stress tests are already performed more than 60% of the time at centers with PET machines.
The PET machines are currently imaging oncology patients for 95% of their workload

Distribution of PET Machines in US Hospitals[1]



AK 1
HI 1
WA 18
OR 11
CA 77
NV 3
ID 6
MT 7
WY 1
UT 6
AZ 13
CO 14
NM 5
ND 7
SD 5
NE 18
KS 16
OK 15
TX 51
MN 20
IA 36
MO 44
AR 14
LA 12
WI 57
IL 71
MS 16
MI 45
IN 43
KY 27
TN 25
AL 17
OH 67
WV 20
GA 37
FL 55
SC 13
NC 37
VA 35
PA 78
NY 45
VT 4
NH 12
ME 9
MA 33
RI 5
CT 24
NJ 28
DE 3
DC 6
MD 15
Legend
>60
41-60
21-40
6-20
<5

Sources: [1]Buck, Andreas et al. Economic Evaluation of PET and PET/CT in Oncology: Evidence and Methodologic Approaches *J. Nucl. Med. Technol. March 2010 38:6-17.* [2]American Hospital Directory. Accessed June 18, 2013. Stress tests identified by claims for CPT codes 78452, 93015, 93016, 93017, 93320, 93325, and 93350, and these numbers were scaled up by 1.8X from the Medicare numbers to account for non-Medicare.

PET Manufacturing and Distribution

FluoroPharma

Sites where PET products are produced conform to Good Manufacturing Processes (GMP)



1
Precursor Manufacturing: FluoroPharma contracts with a qualified manufacturer for production of "precursor"
FluoroPharma
2
Production of Finished Material: FluoroPharma contracts with distributors to provide finished product directly to imaging centers
GMP Manufacturing
2
Production of Finished Material: Manufacturer directly ships precursor to cyclotron facilities
Production—Cyclotron
Administration—Hospital (Nuclear Medicine/Radiology)
2- to 3-hour radius
3
Distribution: Cyclotron is run and finished product is shipped, based on need, to local PET network
3
Distribution: At hospital, finished product is administered to patient via injection.

Well-established infrastructure for cyclotron-produced radiopharmaceuticals

Production of Finished Material: The US Has an Established Cyclotron Distribution Network

FluoroPharma

Approximately 100 FDG production sites (Cardinal Health, IBA, PETNET) will allow FluoroPharma to provide a high level of customer service, enabling product delivery within two to three hours to 85% of PET institutions nationwide.



Zevacor/IBA Molecular
Cardinal Health Cyclotron
PETNET
Cyclotron Management Agreement
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Missis-
sippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Washington D.C.
Delaware
Maryland
Alaska
Hawaii

Source: Company websites. http://cmicenters.com/nps/content/nucpharm/unitdose/index.asp . Accessed June 2013

www.FluoroPharma.com

The Changing Paradigm in Healthcare

FluoroPharma

PAST
Fragmented systems of care

Economic pressures

Decisions by individual stakeholders

Decisions by advanced stakeholder networks

FUTURE
Integrated, systems of care delivery

	(I) Conventional	(II) Complex Multi-stakeholder	(III) Aligned for Outcomes
Predominant HCP type	Solo practitioners	Medical Groups (but individual prescribers retain significant autonomy)	Medical Groups at scale, true coordinated networks and ACOs (declining prescriber autonomy)
Provider outcomes focus	Quality patient care - anecdotal reputation among patients as good provider	More formal quality measures sometimes tied to "Pay for Performance" reimbursement	Population health outcomes measured with emerging EHR / HIT infrastructure
Provider perspective on Rx	Imaging drug is a resource to drive good patient care	Imaging drug is discouraged (reimbursement), monitored (generic Rx rates), but tied to quality	Imaging drug is an investment (from HCP budget) to achieve outcomes

FluoroPharma

Drivers and Benefits:

A Meeting today's clinical needs

- Lower radiation dose
- Improved diagnostic accuracy
- Improved patient outcomes

B Fusion of anatomical and functional studies

- Superior image quality
- Improved quantification possible

C Faster Throughput

- More efficient utilization of the laboratory and advanced equipment

D Enables the "personalized approach" for patients...the best test to achieve diagnostic significance



Percent
35
30
25
20
15
10
5
0
SPECT
PET
Catherization
Revascularization

Improved Patient Management - SPECT vs.PET

PET enables less downstream catheterizations & revascularizations

Source: Merhige et al. JNM 2007; 48:1068

Paradigm shift to better medicine	• New care models are driving cost efficiency and outcomes improvement • PET has been shown to have higher rate of specificity and sensitivity than SPECT • May provide a more accurate diagnosis for patients, potentially reducing unnecessary downstream procedures
Distribution, Infrastructure & Installed Base	• PET radioisotopes available for national distribution on a reliable and timely basis • As-needed fluorine-based agents can be shipped to all PET capable centers in the US and key metropolitan centers in the EU • Installed base of PET scanning capability is increasing globally
Reimbursement	• Myocardial perfusion imaging with Rb-82 is approved as a first line test in symptomatic patients • Historical reimbursement differential between PET and SPECT procedures
Lower radiation exposure	• PET-only imaging has a lower radiation burden to the patient compared to competing SPECT technologies
Quantitative imaging	• Coronary Flow Reserve (CFR) software is a clear differentiator to PET from SPECT allowing for more efficient revascularization decision making • Less attenuation enhances precision in both CT and non-CT cardiac PET imaging

Radiopharmaceutical company with two next generation cardiovascular imaging agents in Phase 2

- Short Study Timelines/regulatory pathway
- Early data demonstrates favorable imaging characteristics
- IP is unique in the Molecular Imaging domain
- Intellectual property in place to protect proprietary innovations around the world

Technology will capitalize on market conversion to PET for the diagnosis of CAD and the advantages of PET versus SPECT

- Higher resolution images translates higher diagnostic accuracy
- Better health economic outcomes - fewer patients referred for invasive and expensive angiography
- Less patient radiation exposure
- Established reimbursement, manufacturing and distribution infrastructure in place

Large market opportunity

- BFPET $4.0 Billion market opportunity in perfusion imaging (US; year 5)
- CardioPET $450 Million market opportunity in viability, ischemic memory (US; year 5)

Experienced management and world-class advisors

Near-term milestones

- BFPET Phase 2 trial initiation in the US
- CardioPET Phase 2: Analysis underway from trial recently concluded

Fluoro Pharma

Enabling Personalized Medicine
Through Precision Diagnostics
(OTCQB:FPMI)